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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 17, 2003

                            WAYPOINT FINANCIAL CORP.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                            0-22399                   25-1872581
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(State or Other Jurisdiction          (Commission              (I.R.S. Employer
of Incorporation)                       File No.)            Identification No.)



235 N. Second Street, Harrisburg, PA                                    17101
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:  (717) 236-4041



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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ITEMS 1, 2, 3, 4 AND 6:  Not Applicable

ITEM 5. Waypoint Financial Announces Second Quarter Results and Declares a 5% Stock Dividend and an Increased Regular Quarterly Cash Dividend.
        (See attached Press Release)


ITEM 7. Financial Statements, Pro Forma Financial Information, and Exhibits

        A. Exhibit 99.1  - Press Release


ITEM 8 - 12 Not Applicable




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                               WAYPOINT FINANCIAL CORP.



DATE: July 21, 2003                            By: /S/ David E. Zuern
                                                   ------------------
                                                   David E. Zuern
                                                   President
                                                   Chief Executive Officer